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                            AMENDMENT TO LICENSE AGREEMENT

         This Amendment, dated as of this 17th day of July 1997, shall serve to amend the License Agreement by and between Apollon, Inc. ("Apollon") and The Trustees of the University of Pennsylvania ("Penn"), effective as of December 1, 1994 (the "License Agreement").

         WHEREAS, Apollon and Penn have entered into License Agreement effective as of December 1, 1994, relating to genetic vaccines, i.e., facilitated transfer and expression of nucleic acids ("License Agreement I"); and

         WHEREAS, Apollon and Penn wish to amend License Agreement I as provided herein.

         NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. License Agreement I is hereby amended to add a new recital to read in full as follows:

         "WHEREAS, PENN and APOLLON have entered into a STOCK
         PURCHASE AGREEMENT (Attachment 6) (the "STOCK PURCHASE
         AGREEMENT") relating to certain shares of Common Stock of the Company granted to PENN hereunder;"

2. Section 3.3.1 of License Agreement I is hereby amended to read in full as follows:

         "3.1.1 In partial consideration of the exclusive license granted herein, APOLLON hereby grants, subject to approval by the holders of Preferred Stock of the Company, to PENN (the "INITIATION GRANT"), on the terms and conditions set forth in the STOCK PURCHASE AGREEMENT, 50,000 shares of APOLLON's Common Stock, par value $.01 per share ("COMMON STOCK")."


3. Section 10.5 of License Agreement I is hereby amended to read in full as follows:

         "10.5 This AGREEMENT, as amended, the SPONSORED RESEARCH AGREEMENT (Attachment 4


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         hereto) and the STOCK PURCHASE AGREEMENT (Attachment 6 hereto) set forth the entire agreement between the parties with respect to the subject matter hereof. Any modification of this AGREEMENT shall be in writing and signed by an authorized representative of both parties."

5. Except as modified by this Amendment, all of the terms and conditions of License Agreement I shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

THE TRUSTEES OF THE                   APOLLON, INC.
UNIVERSITY OF PENNSYLVANIA


By: /s/ Louis B. Berneman             By: /s/ Vincent R. Zurawski
    ----------------------                ------------------------

Name: Louis B. Berneman               Name: Vincent R. Zurawksi, Jr.
      --------------------                  ------------------------

Title: Managing Director, CTT         Title:President and CEO
       ----------------------               ------------------------




                                       2
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                  SCHEDULE TO AMENDMENT TO LICENSE AGREEMENT BETWEEN
           APOLLON, INC. AND THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA
                                 DATED JULY 17, 1997


    On December 1, 1994, the same date on which Apollon, Inc. (the
"Registrant") and the Trustees of the University of Pennsylvania ("Penn") entered into the License Agreement relating to nucleic acid constructs ("License Agreement I"), the Registrant and Penn also entered into a License Agreement relating to the HIV vpr gene, vpr protein and vpr receptor ("License Agreement II"). On July 17, 1997, the same date on which the Registrant and Penn entered into the Amendment to License Agreement to which this schedule is attached ("Amendment to License Agreement I"), the Registrant and Penn also entered into an Amendment to License Agreement II ("Amendment to License Agreement II"). Amendment to License Agreement I and Amendment to License Agreement II are identical except that Amendment to License Agreement I relates to License Agreement I and Amendment to License Agreement II relates to License Agreement II.

    Amendment to License Agreement II has not been filed as a separate exhibit to the Registrant's Registration Statement in accordance with Instruction 2 to
Item 601 of Regulation S-K.